SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2001

                            TTTTICKETS HOLDING CORP.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-31176                    04-2968425
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(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)             File No.)                Identification No.)


7 Tfuzot Israel                                          Givataim, Israel 53583
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code 972-3-5734382


                  178 Villa Park Drive, Lewisville, Texas 75067
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 1.   Changes in Control of Registrant.
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          On  November  9,  2001,  B-Park   Communications,   Inc.,  a  Delaware
corporation (the "Purchaser"), pursuant to a Stock Purchase Agreement dated November 9, 2001, acquired 9,000,000 shares of Common Stock of TTTTickets Holding Corp., a Delaware corporation (the "Registrant"). Pursuant to the terms
and   conditions  of  an  Agreement  of  Merger  dated  November  9,  2001  (the
"Agreement") among the Registrant, TTTTickets Acquisition Corp., a Delaware company and a wholly-owned subsidiary of the Registrant (the "Subsidiary") and the Purchaser, the Registrant exchanged with the shareholders of the Purchaser 9,000,000 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock") of the Registrant for one hundred percent (100%) of the issued and outstanding shares of common stock par value $0.001 per share of the Purchaser. In connection with the transactions contemplated by the Agreement, the Purchaser entered into a separate agreement with Halter Financial Group, Inc. ("HFG") that assisted in consummating the transactions contemplated by the Agreement. Pursuant to the agreement with HFG, the Purchaser paid an aggregate of $350,000 (the "Purchase Price") to acquire the Shares and as payment of fees to HFG. The Purchase Price was funded from the issuance of 8% Series SPA Senior Subordinated Convertible Redeemable Debenture by the Registrant to RCG, LLC, RIM CG, LLC and RIM Capital Holdings LLC. Pursuant to the Agreement, the Purchaser acquired approximately 90% of the Registrant's issued and outstanding shares of Common Stock, and the Purchaser merged into the Subsidiary. Simultaneously with the closing of the Agreement, the sole director of the Registrant resigned and the current director of the Purchaser was appointed as the sole member of the board of directors of the Registrant.

          The description of the Agreement discussed above is qualified in its entirety by reference to such agreement, which is attached as an exhibit and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)      Financial statements of business acquired:   Not applicable.

          (b)      Pro forma financial statements:  Not applicable.

          (c)      Exhibit:

            1. Stock Purchase Agreement dated as of November 9, 2001, by and among Cecil McGough and/or assigns, TTTTickets Holding Corp. and B-Park Communications, Inc.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          TTTTICKETS HOLDING CORP.


Date:    November 9, 2001                 By:  /s/ Eliron Yaron
                                               --------------------------------
                                               Eliron Yaron
                                               President



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                                  EXHIBIT INDEX

Exhibit
Number          Description
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  1.           Stock  Purchase  Agreement  dated as of November 9, 2001,  by and among Cecil McGough and/or assigns, TTTTickets Holding Corp. and B-Park Communications, Inc.